Exhibit 24

DIRECTOR’S POWER OF ATTORNEY

(Form S-8 for the Gold Banc Corporation, Inc. Option Plans)

The undersigned director of Marshall & Ilsley Corporation designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Registration Statement on Form S-8 relating to the Gold Banc Corporation, Inc. Option Plans and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 21st day of November, 2005.

/s/ Richard A. Abdoo

Richard A. Abdoo

DIRECTOR’S POWER OF ATTORNEY

(Form S-8 for the Trustcorp Financial, Inc. Option Plans)

The undersigned director of Marshall & Ilsley Corporation designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Registration Statement on Form S-8 relating to the Trustcorp Financial, Inc. Option Plans and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 6th day of January, 2006.

/s/ Richard A. Abdoo

Richard A. Abdoo

DIRECTOR’S POWER OF ATTORNEY

(Form S-8 for the Gold Banc Corporation, Inc. Option Plans)

The undersigned director of Marshall & Ilsley Corporation designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Registration Statement on Form S-8 relating to the Gold Banc Corporation, Inc. Option Plans and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 17th day of November, 2005.

/s/ Andrew N. Baur

Andrew N. Baur

DIRECTOR’S POWER OF ATTORNEY

(Form S-8 for the Trustcorp Financial, Inc. Option Plans)

The undersigned director of Marshall & Ilsley Corporation designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Registration Statement on Form S-8 relating to the Trustcorp Financial, Inc. Option Plans and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 3rd day of January, 2006.

/s/ Andrew N. Baur

Andrew N. Baur

DIRECTOR’S POWER OF ATTORNEY

(Form S-8 for the Gold Banc Corporation, Inc. Option Plans)

The undersigned director of Marshall & Ilsley Corporation designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Registration Statement on Form S-8 relating to the Gold Banc Corporation, Inc. Option Plans and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 17th day of November, 2005.

/s/ Jon F. Chait

Jon F. Chait

DIRECTOR’S POWER OF ATTORNEY

(Form S-8 for the Gold Banc Corporation, Inc. Option Plans)

The undersigned director of Marshall & Ilsley Corporation designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Registration Statement on Form S-8 relating to the Gold Banc Corporation, Inc. Option Plans and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 15th day of November, 2005.

/s/ John W. Daniels, Jr.

John W. Daniels, Jr.

DIRECTOR’S POWER OF ATTORNEY

(Form S-8 for the Trustcorp Financial, Inc. Option Plans)

The undersigned director of Marshall & Ilsley Corporation designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Registration Statement on Form S-8 relating to the Trustcorp Financial, Inc. Option Plans and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 6th day of January, 2006.

/s/ John W. Daniels, Jr.

John W. Daniels, Jr.

DIRECTOR’S POWER OF ATTORNEY

(Form S-8 for the Gold Banc Corporation, Inc. Option Plans)

The undersigned director of Marshall & Ilsley Corporation designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Registration Statement on Form S-8 relating to the Gold Banc Corporation, Inc. Option Plans and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 15th day of November, 2005.

/s/ Bruce E. Jacobs

Bruce E. Jacobs

DIRECTOR’S POWER OF ATTORNEY

(Form S-8 for the Trustcorp Financial, Inc. Option Plans)

The undersigned director of Marshall & Ilsley Corporation designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Registration Statement on Form S-8 relating to the Trustcorp Financial, Inc. Option Plans and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 6th day of January, 2006.

/s/ Bruce E. Jacobs

Bruce E. Jacobs

DIRECTOR’S POWER OF ATTORNEY

(Form S-8 for the Gold Banc Corporation, Inc. Option Plans)

The undersigned director of Marshall & Ilsley Corporation designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Registration Statement on Form S-8 relating to the Gold Banc Corporation, Inc. Option Plans and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 17th day of November, 2005.

/s/ Ted D. Kellner

Ted D. Kellner

DIRECTOR’S POWER OF ATTORNEY

(Form S-8 for the Trustcorp Financial, Inc. Option Plans)

The undersigned director of Marshall & Ilsley Corporation designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Registration Statement on Form S-8 relating to the Trustcorp Financial, Inc. Option Plans and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 6th day of January, 2006.

/s/ Ted D. Kellner

Ted D. Kellner

DIRECTOR’S POWER OF ATTORNEY

(Form S-8 for the Gold Banc Corporation, Inc. Option Plans)

The undersigned director of Marshall & Ilsley Corporation designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Registration Statement on Form S-8 relating to the Gold Banc Corporation, Inc. Option Plans and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 15th day of November, 2005.

/s/ Dennis J. Kuester

Dennis J. Kuester

DIRECTOR’S POWER OF ATTORNEY

(Form S-8 for the Trustcorp Financial, Inc. Option Plans)

The undersigned director of Marshall & Ilsley Corporation designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Registration Statement on Form S-8 relating to the Trustcorp Financial, Inc. Option Plans and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 17th day of January, 2006.

/s/ Dennis J. Kuester

Dennis J. Kuester

DIRECTOR’S POWER OF ATTORNEY

(Form S-8 for the Gold Banc Corporation, Inc. Option Plans)

The undersigned director of Marshall & Ilsley Corporation designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as her true and lawful attorney-in-fact for the purpose of:  (i) executing in her name and on her behalf Marshall & Ilsley Corporation’s Registration Statement on Form S-8 relating to the Gold Banc Corporation, Inc. Option Plans and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in her name and on her behalf in her capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming her signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 15th day of November, 2005.

/s/ Katharine C. Lyall

Katharine C. Lyall

DIRECTOR’S POWER OF ATTORNEY

(Form S-8 for the Trustcorp Financial, Inc. Option Plans)

The undersigned director of Marshall & Ilsley Corporation designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as her true and lawful attorney-in-fact for the purpose of:  (i) executing in her name and on her behalf Marshall & Ilsley Corporation’s Registration Statement on Form S-8 relating to the Trustcorp Financial, Inc. Option Plans and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in her name and on her behalf in her capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming her signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 5th day of January, 2006.

/s/ Katharine C. Lyall

Katharine C. Lyall

DIRECTOR’S POWER OF ATTORNEY

(Form S-8 for the Gold Banc Corporation, Inc. Option Plans)

The undersigned director of Marshall & Ilsley Corporation designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Registration Statement on Form S-8 relating to the Gold Banc Corporation, Inc. Option Plans and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 17th day of November, 2005.

/s/ John A. Mellowes

John A. Mellowes

DIRECTOR’S POWER OF ATTORNEY

(Form S-8 for the Trustcorp Financial, Inc. Option Plans)

The undersigned director of Marshall & Ilsley Corporation designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Registration Statement on Form S-8 relating to the Trustcorp Financial, Inc. Option Plans and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 6th day of January, 2006.

/s/ John A. Mellowes

John A. Mellowes

DIRECTOR’S POWER OF ATTORNEY

(Form S-8 for the Gold Banc Corporation, Inc. Option Plans)

The undersigned director of Marshall & Ilsley Corporation designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Registration Statement on Form S-8 relating to the Gold Banc Corporation, Inc. Option Plans and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 17th day of November, 2005.

/s/ Edward L. Meyer, Jr.

Edward L. Meyer, Jr.

DIRECTOR’S POWER OF ATTORNEY

(Form S-8 for the Gold Banc Corporation, Inc. Option Plans)

The undersigned director of Marshall & Ilsley Corporation designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Registration Statement on Form S-8 relating to the Gold Banc Corporation, Inc. Option Plans and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 15th day of November, 2005.

/s/ San W. Orr, Jr.

San W. Orr, Jr.

DIRECTOR’S POWER OF ATTORNEY

(Form S-8 for the Trustcorp Financial, Inc. Option Plans)

The undersigned director of Marshall & Ilsley Corporation designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Registration Statement on Form S-8 relating to the Trustcorp Financial, Inc. Option Plans and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 8th day of January, 2006.

/s/ San W. Orr, Jr.

San W. Orr, Jr.

DIRECTOR’S POWER OF ATTORNEY

(Form S-8 for the Gold Banc Corporation, Inc. Option Plans)

The undersigned director of Marshall & Ilsley Corporation designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Registration Statement on Form S-8 relating to the Gold Banc Corporation, Inc. Option Plans and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 15th day of November, 2005.

/s/ Robert J. O’Toole

Robert J. O’Toole

DIRECTOR’S POWER OF ATTORNEY

(Form S-8 for the Trustcorp Financial, Inc. Option Plans)

The undersigned director of Marshall & Ilsley Corporation designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Registration Statement on Form S-8 relating to the Trustcorp Financial, Inc. Option Plans and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 7th day of January, 2006.

/s/ Robert J. O’Toole

Robert J. O’Toole

DIRECTOR’S POWER OF ATTORNEY

(Form S-8 for the Gold Banc Corporation, Inc. Option Plans)

The undersigned director of Marshall & Ilsley Corporation designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Registration Statement on Form S-8 relating to the Gold Banc Corporation, Inc. Option Plans and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 17th day of November, 2005.

/s/ Peter M. Platten, III

Peter M. Platten, III

DIRECTOR’S POWER OF ATTORNEY

(Form S-8 for the Trustcorp Financial, Inc. Option Plans)

The undersigned director of Marshall & Ilsley Corporation designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Registration Statement on Form S-8 relating to the Trustcorp Financial, Inc. Option Plans and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 6th day of January, 2006.

/s/ Peter M. Platten, III

Peter M. Platten, III

DIRECTOR’S POWER OF ATTORNEY

(Form S-8 for the Gold Banc Corporation, Inc. Option Plans)

The undersigned director of Marshall & Ilsley Corporation designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Registration Statement on Form S-8 relating to the Gold Banc Corporation, Inc. Option Plans and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 16th day of November, 2005.

/s/ John S. Shiely

John S. Shiely

DIRECTOR’S POWER OF ATTORNEY

(Form S-8 for the Trustcorp Financial, Inc. Option Plans)

The undersigned director of Marshall & Ilsley Corporation designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Registration Statement on Form S-8 relating to the Trustcorp Financial, Inc. Option Plans and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 9th day of January, 2006.

/s/ John S. Shiely

John S. Shiely

DIRECTOR’S POWER OF ATTORNEY

(Form S-8 for the Gold Banc Corporation, Inc. Option Plans)

The undersigned director of Marshall & Ilsley Corporation designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Registration Statement on Form S-8 relating to the Gold Banc Corporation, Inc. Option Plans and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 15th day of November, 2005.

/s/ James A. Urdan

James A. Urdan

DIRECTOR’S POWER OF ATTORNEY

(Form S-8 for the Gold Banc Corporation, Inc. Option Plans)

The undersigned director of Marshall & Ilsley Corporation designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as her true and lawful attorney-in-fact for the purpose of:  (i) executing in her name and on her behalf Marshall & Ilsley Corporation’s Registration Statement on Form S-8 relating to the Gold Banc Corporation, Inc. Option Plans and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in her name and on her behalf in her capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming her signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 28th day of November, 2005.

/s/ Debra S. Waller

Debra S. Waller

DIRECTOR’S POWER OF ATTORNEY

(Form S-8 for the Trustcorp Financial, Inc. Option Plans)

The undersigned director of Marshall & Ilsley Corporation designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as her true and lawful attorney-in-fact for the purpose of:  (i) executing in her name and on her behalf Marshall & Ilsley Corporation’s Registration Statement on Form S-8 relating to the Trustcorp Financial, Inc. Option Plans and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in her name and on her behalf in her capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming her signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 6th day of January, 2006.

/s/ Debra S. Waller

Debra S. Waller

DIRECTOR’S POWER OF ATTORNEY

(Form S-8 for the Gold Banc Corporation, Inc. Option Plans)

The undersigned director of Marshall & Ilsley Corporation designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Registration Statement on Form S-8 relating to the Gold Banc Corporation, Inc. Option Plans and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 15th day of November, 2005.

/s/ George E. Wardeberg

George E. Wardeberg

DIRECTOR’S POWER OF ATTORNEY

(Form S-8 for the Trustcorp Financial, Inc. Option Plans)

The undersigned director of Marshall & Ilsley Corporation designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Registration Statement on Form S-8 relating to the Trustcorp Financial, Inc. Option Plans and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 7th day of January, 2006.

/s/ George E. Wardeberg

George E. Wardeberg

DIRECTOR’S POWER OF ATTORNEY

(Form S-8 for the Gold Banc Corporation, Inc. Option Plans)

The undersigned director of Marshall & Ilsley Corporation designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Registration Statement on Form S-8 relating to the Gold Banc Corporation, Inc. Option Plans and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 15th day of November, 2005.

/s/ James B. Wigdale

James B. Wigdale

DIRECTOR’S POWER OF ATTORNEY

(Form S-8 for the Trustcorp Financial, Inc. Option Plans)

The undersigned director of Marshall & Ilsley Corporation designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Registration Statement on Form S-8 relating to the Trustcorp Financial, Inc. Option Plans and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

Dated this 17th day of January, 2006.

/s/ James B. Wigdale

James B. Wigdale